Edgar Lomax Value Fund
A series of Advisors Series Trust

June 6, 2006

Supplement to the Prospectus
dated February 28, 2006

The Fund’s fee table has been revised to reflect only those fee waivers to which the Advisor has contractually agreed. The Advisor’s voluntary fee waiver is reflected in the “Voluntary Fee Waiver” section of the Prospectus.

Fees and Expenses of the Fund

The following table describes certain fees and expenses that you pay as an investor in a mutual fund. There are generally two types of expenses involved: shareholder transaction expenses (such as sales loads) and annual operating expenses (such as investment advisory fees). The Edgar Lomax Value Fund is a no-load mutual fund and has no shareholder transaction expenses.

Annual Fund Operating Expenses1
(expenses that are deducted from Fund assets)

Investment Advisory Fees[2]	0.80%
Other Expenses	0.96%
Total Annual Fund Operating Expenses	1.76%
Less Expense Waiver/Reimbursements	(0.77)%
Net Annual Fund Operating Expenses	0.99%
_______________
1     The Advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund, until such contractual agreement is terminated by the Board of Trustees of the Fund, to ensure that Net Annual Fund Operating Expenses do not exceed 0.99%. The Advisor reserves the right to be reimbursed for any waiver of its fees or expenses paid on behalf of the Fund if the Fund’s expenses are less than the limit agreed to by the Fund. The Advisor may be reimbursed for a period of three years from the date of the expense waiver. While the Board of Trustees may terminate this expense reimbursement arrangement at any time, it has no intention of doing so. Without the fee waiver, the Fund’s total annual operating expense would have been 1.76% in the previous fiscal year.
[2]
The Advisor has voluntarily agreed to waive a portion of its investment advisory fee contingent upon the Fund’s performance versus the S&P 500’s “value” style index (“S&P 500 Value Index”). Through February 28, 2006, the performance of the S&P 500 Value Index is that of the S&P/Barra Value Index. Thereafter, it will reflect the performance of the S&P/Citigroup Value Index (which Standard & Poor’s has chosen to replace the S&P/Barra Value Index). The S&P/Citigroup Value Index is an unmanaged capitalization-weighted index of those stocks from the S&P 500 Index with “value” characteristics (e.g., lower price-to-book ratios and higher dividend yields). It represents approximately 50% of the market capitalization of the S&P 500 Index. The amount of the voluntary waiver will depend upon the size of the Fund’s assets as of the end of each month. The Advisor intends to waive a portion of its investment advisory fee whenever, as of the end of each month, the Fund’s 3-year or 5-year average annual total return is less than that of the S&P 500 Value Index (see “Voluntary Fee Waiver” section). If the Advisor waives investment advisory fees under this arrangement, it has also agreed to absorb all expenses, other than investment advisory fees (categorized as “Other Expenses” in the table). While the Advisor may discontinue its voluntary waiver at any time, it has no intention of doing so.

With the voluntary fee waiver, actual net annual fund operating expenses were:

Fund	Amount
Edgar Lomax Value Fund	0.94%

Please retain this Supplement with your Prospectus for future reference.